UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): December 20, 2017

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures, including currency translation)

	September '17	October '17	November '17
Automation Solutions	15 to 20	15 to 20	20
Commercial & Residential Solutions	5 to 10	5 to 10	10
Total Emerson	10 to 15	10 to 15	15 to 20

November 2017 Orders Comments

Emerson trailing three-month orders increased 16 percent. Underlying orders increased 11 percent excluding favorable currency translation of 5 percent.

Automation Solutions orders increased 20 percent with underlying orders up 13 percent excluding favorable currency translation of 7 percent. Orders growth reflected broad-based momentum across end markets driven by strong MRO demand and growth of small and mid-sized projects focused on expansion and optimization of existing facilities. Demand was led by North America, driven by continued favorable trends in energy, life sciences and chemical markets. Asia orders increased low-double digits led by China. Europe orders declined moderately. Latin America demand appears to be stabilizing, due mainly to upstream and midstream opportunities in Mexico and increased investment activity in Argentina and Chile. Robust growth in Middle East/Africa reflects pent-up demand in upstream, refining and chemical markets.

Commercial & Residential Solutions underlying orders were up high-single digits. Growth was led by Asia, driven by strong demand across the region in air conditioning and refrigeration markets. Demand in North America was favorable, reflecting continued growth of professional tools in oil and gas and construction related markets, increased industrial refrigeration demand and stable conditions in air conditioning markets. Europe orders declined moderately.

Upcoming Investor Events

On Tuesday, February 6, 2018, Emerson will report first quarter 2018 results. Management will discuss the results during a conference call at 2:00 p.m. ET the same day. Access to a live webcast of the discussion will be available at www.emerson.com/financial at the time of the call. A replay of the conference call will remain available for approximately three months.

On Thursday, February 15, 2018, Emerson will host its annual investor conference in New York, NY. The conference will begin Thursday morning with Company presentations from 8:30 a.m. CT to approximately 1:00 p.m. CT. Access to a live webcast of the presentations will be available at www.emerson.com/financial at the time of the event. A replay of the conference will remain available for approximately three months.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. Underlying orders discussed herein exclude the impact of currency translation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	December 20, 2017	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary